UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/07/2007

Tercica, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-50461

Delaware	26-0042539
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2000 Sierra Point Parkway
Suite 400
Brisbane, CA 94005
(Address of principal executive offices, including zip code)

(650) 624-4900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 8.01.    Other Events

On March 6, 2007, Tercica, Inc. (the "Company") issued a press release announcing that Tercica, Insmed and Genentech, Inc. have entered a Settlement, License and Development Agreement that resolves all outstanding litigation between the companies, including the patent infringement suits brought by Tercica and Genentech against Insmed in the United States (N.D. Cal.) and United Kingdom, and the unfair business practices suit (E.D. Virginia).

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tercica, Inc.

Date: March 07, 2007	By:	/s/ Stephen N. Rosenfield
Stephen N. Rosenfield
Executive Vice President of Legal Affairs

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release entitled "Litigation Settlement Reached between Tercica, Genentech and Insmed", dated March 3, 2007